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                                                                    EXHIBIT 10.1

            EIGHTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION TO
                          PLEDGE AND SECURITY AGREEMENT


                  EIGHTH AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION TO PLEDGE AND SECURITY AGREEMENT (this "Amendment"), dated as of July 2, 1999, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a
Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Original Borrowers"), the other Credit Parties (as defined in the Credit Agreement referred to below), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents") and BANKERS TRUST COMPANY, as Collateral Agent (in such capacity, the "Collateral Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Original Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to that certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Credit Parties and the Collateral Agent are parties to that certain Pledge and Security Agreement as defined in the Credit Agreement (as amended, modified or supplemented to the date hereof, the "Pledge and Security Agreement");

                  WHEREAS, SLT RLP presently owns ninety-nine (99) shares of common stock, no par value, of ITT (the "Option Shares"), which Option Shares represent 9.9 percent of the issued and outstanding shares of Capital Stock of ITT;

                  WHEREAS, the Corporation desired to obtain the ability to purchase all or a portion of the Option Shares from SLT RLP in order to provide flexibility for structuring future transactions;

                  WHEREAS, SLT RLP granted to the Corporation, and the Corporation purchased from SLT RLP, an option to acquire from time to time all or a portion of the Option Shares from SLT RLP pursuant to that certain Option Agreement (the "Option Agreement") dated as of March 8, 1999, a true, correct and complete copy of which is attached hereto as EXHIBIT A;
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                  WHEREAS, the Parent Companies are requesting the Lenders'
consent to the performance by the Corporation and SLT RLP of their respective obligations under the Option Agreement in accordance with the terms of the Option Agreement, including, without limitation, (i) the granting of the option by SLT RLP to the Corporation and the payment of consideration in connection therewith and (ii) the exercise of all or any part of the option from time to time by the Corporation and the payment of consideration in connection therewith (all of the foregoing being collectively referred to herein as the "ITT Stock Option Transaction"); it being understood and agreed that the Option Shares will at all times (both before and after any purchase thereof pursuant to the Option Agreement) be pledged, and be delivered for pledge, pursuant to the Pledge and Security Agreement;

                  WHEREAS, on or about April 27, 1999, the Corporation, ITT, Starwood Canada Corp. ("Starwood Canada"), Caesars World, Inc. ("Caesars World"), Sheraton Desert Inn Corporation, Sheraton Tunica Corporation ("Tunica") and Park Place Entertainment Corporation ("Park Place") entered into a Stock Purchase Agreement (as amended or modified from time to time and in accordance with the requirements of Section 2(d) of Part I of this Amendment, the "Caesars Stock Purchase Agreement") pursuant to which, inter alia, Park Place agreed to purchase, and the Corporation and certain Subsidiaries of the Corporation agreed to sell, (i) all of the outstanding shares of common stock of each of Caesars World and Tunica and (ii) all of Starwood Canada's partnership interests in Metropolitan Entertainment Group, a Canadian partnership, which partnership interests represent ninety-five percent (95%) of the economic ownership interest therein (all of the foregoing, the "Caesars World Sale" and, together with the matters described in the following four recitals, being collectively referred to herein as the "Caesars World Transaction" and the date upon which the Caesars World Sale is consummated being referred to as the "Caesars World Effective Date");

                  WHEREAS, approximately $150 Million in aggregate principal amount of Senior Subordinated Debt Securities of Caesars World are currently outstanding pursuant to that certain Indenture dated as of August 15, 1992 (the "Caesars Bonds"), and the Corporation desires to redeem all of the outstanding Caesars Bonds;

                  WHEREAS, certain real property assets relating to the Caesars World Sale (collectively, the "Caesars World Assets") presently secure the Intercompany Mortgage Note, and it is a condition to the consummation of the Caesars World Sale that the Caesars World Assets be released from the collateral security for the Intercompany Mortgage Note;

                  WHEREAS, in connection with the release of the Caesars World Assets, (i) the Corporation and ITT may either (x) reduce the outstanding principal balance of the Intercompany Mortgage Note by all or any portion of the minimum amount (the "Undercollateralized Amount") necessary to prevent the Intercompany Mortgage Note from being undercollateralized after the release of the Caesars World Assets (the amount of such reduction being referred to herein as the "Intercompany Mortgage Reduction Amount") and (y) cause a portion of the payee's interest under the Intercompany Mortgage Note in an amount equal to all or a portion of the Undercollateralized Amount to be assigned or distributed to the Corporation or any Wholly-


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Owned Domestic Subsidiary of the Corporation, subject to the requirements hereinafter set forth and (ii) the Corporation may, in order to reduce the Intercompany Mortgage Reduction Amount, grant mortgages on certain real estate assets owned by the Corporation or any Subsidiary of the Corporation in order to further secure the Intercompany Mortgage Note;

                  WHEREAS, the Corporation desires to use a portion of the Net Sale Proceeds from the Caesars World Transaction to repay all or a portion of
(a) the Senior Secured Bridge Notes issued under Section 9.04(viii)(A) of the Credit Agreement and commonly referred to as the Tranche I Increasing Rate Senior Secured Bridge Notes (the "Tranche I IRN's") and (b) the Senior Secured Bridge Notes issued under Section 9.04(viii)(B) of the Credit Agreement and commonly referred to as the Tranche II Increasing Rate Senior Secured Bridge Notes (the "Tranche II IRN's");

                  WHEREAS, the Corporation and certain Subsidiaries of the Corporation are contemplating the intercompany transactions described in greater detail in Schedule 1 attached hereto (collectively, the "Intercompany Transactions");

                  WHEREAS, the Borrowers wish to request certain waivers from certain restrictions set forth in certain sections of the Credit Agreement in order to permit the ITT Stock Option Transaction, the Caesars World Transaction and certain other transactions described herein; and

                  WHEREAS, the parties hereto also wish to amend the Credit Agreement and the Pledge and Security Agreement in certain respects as herein provided;

                  NOW, THEREFORE, it is agreed:

         I. Waivers, Amendments and Agreements with Respect to the Credit Agreement

                  SECTION 1. ITT Stock Option Transaction.

                  (a) Consent. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 9.02 thereof) or the other Credit Documents, but subject to the terms of this Amendment (including, without limitation, the following clause (b)), the Lenders hereby consent to the ITT Stock Option Transaction; provided that, in accordance with the terms of the Option Agreement, no Option (as defined therein) shall be exercised if any Event of Default (as defined in the Credit Agreement) exists and is continuing unless the prior written consent of the Required Lenders is obtained.

                  (b) Confirmation of Pledge. The Original Borrowers and the other Credit Parties hereby confirm and agree that, both before and after giving effect to the ITT Stock Option Transaction, 100% of the Stock of ITT Corporation shall continue to be pledged to the Secured Creditors (and held by the Collateral Agent on their behalf) pursuant to the Pledge and Security Agreement and the other Credit Documents.


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                  SECTION 2. Caesars World Transaction.

                  (a) Consent. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, but subject to the terms of this Amendment, the Lenders hereby consent to the Caesars World Transaction and agree that the Corporation and any of its Subsidiaries (including, without limitation, Starwood REIT, SLT RLP, and any Wholly-Owned Subsidiary of Starwood REIT or SLT RLP) shall be permitted to enter into and consummate the Caesars World Transaction in accordance with the terms set forth in the Caesars Stock Purchase Agreement as in effect on the date hereof, with such amendments, modifications or supplements thereto adopted after the date hereof; provided the same could not reasonably be expected to be materially adverse in any respect to the Corporation and its Subsidiaries or to the Lenders; and provided further that the aggregate Net Sale Proceeds received by the Corporation and its Wholly-Owned Domestic Subsidiaries on the Caesars World Effective Date as a result of the Caesars World Sale equals or exceeds $2,500,000,000.

                  (b) Section 4.02, Proceeds from Asset Sales; Section 9.02, Consolidation, Merger, etc. Notwithstanding anything to the contrary contained in Sections 4.02, 9.02 or elsewhere in the Credit Agreement or the other Credit Documents, the parties hereto hereby agree that all of the Net Sale Proceeds received by the Corporation and its Subsidiaries from the Caesars World Sale shall be applied promptly (and in any event within five (5) Business Days, or such longer period as is necessary to comply with the redemption or prepayment provisions of the respective issue of Indebtedness being repaid) after the receipt thereof by the Corporation or its respective Subsidiaries in the following order of priority (in each case to the extent of the then remaining Net Sale Proceeds): (A) first (to the extent the amount of Net Sale Proceeds has not already been applied to reduce the outstanding Caesars Bonds), to redeem all of the then outstanding Caesars Bonds and to pay any penalty, premium, defeasance payment or other amount due in connection therewith (collectively, the "Caesars Bonds Redemption Amount") or, if the Caesars Bonds Redemption Amount shall have been paid prior to the consummation of the Caesars World Transaction, then to prepay the principal amount of any Revolving Loans then outstanding under the Credit Agreement in an amount up to the Caesars Bonds Redemption Amount, (B) second, to repay permanently the principal amount of any Tranche I IRN's then outstanding, (C) third, to repay permanently the principal amount of any Tranche II IRN's then outstanding, (D) fourth, to prepay the principal amount of any Revolving Loans then outstanding under the Credit Agreement, and (E) fifth, to prepay the principal amount of other Indebtedness of the Corporation and its Wholly-Owned Subsidiaries then outstanding.

                  (c) Section 9.12; Limitations on Voluntary Payments, etc. Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Section 9.12 thereof, or any other Credit Document, the Corporation and/or ITT shall be permitted to enter into and consummate any of the following transactions or do any of the following actions:

                            (i) release the Caesars World Assets from the collateral security for the Intercompany Mortgage Note;


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                            (ii) make a prepayment on the Intercompany Mortgage
         Note in an amount up to the Undercollateralized Amount, and the proceeds received by SLT RLP as a result of such prepayment shall not be required to be used to prepay the then outstanding principal balance of the Loans in accordance with Section 4.02(h) of the Credit Agreement as long as such proceeds are held by SLT RLP and the subsequent use of such funds is otherwise in compliance with the terms of the Credit Agreement;

                           (iii) grant mortgages on certain real estate assets owned by the Corporation or any Subsidiary of the Corporation to secure the Intercompany Mortgage Note and to reduce the Intercompany Mortgage Reduction Amount;

                            (iv) cause a portion of the payee's interest under the Intercompany Mortgage Note in an amount up to the Undercollateralized Amount to be assigned, contributed or distributed by SLT RLP to the Corporation or any Wholly-Owned Domestic Subsidiary of the Corporation which is (and remains) a Credit Party; provided that
         (x) such Credit Party acknowledges and agrees in writing that all payments to be received by it with respect to the Intercompany Mortgage Note or portion thereof assigned to it are subordinated on the terms applicable to the Intercompany Mortgage Note and (y) such Credit Party is party to or executes a Subordination Agreement in accordance with the requirements of the first sentence of the last paragraph of Section
         9.04 of the Credit Agreement; and

                           (v) amend, modify or change, and permit the amendment, modification or change of any provision of the Intercompany Mortgage Note or any documents evidencing, or relating to, the Intercompany Mortgage Note, including, without limitation, any modification, amendment or change permitting prepayments, reloans or readvances under the Intercompany Mortgage Note; provided that (A) the aggregate outstanding principal balance of the Intercompany Mortgage Note at any time shall not exceed $3,450,000,000, (B) no changes shall be made to the subordination provisions applicable to the Intercompany Mortgage Note, (C) the Corporation shall provide the Lead Agents with prior written notice of any such amendment, modification, or change, and (D) either (i) the prior written consent of the Lead Agents shall be obtained (it being understood and agreed that the Lead Agents may (but shall not be required to) withhold taking such action without obtaining the consent of the Required Lenders) or (ii) the Corporation in good faith determines, prior to entering into the respective amendment, modification or change, that the respective amendment, modification or change could not reasonably be expected to result in a Material Adverse Effect or be adverse to the Lenders, in which case the Corporation shall be deemed to have made a representation and warranty to the Lenders, on the effective date of such amendment, modification or change, that such amendment, modification or change could not reasonably be expected to result in a Material Adverse Effect or be adverse to the Lenders.

                  (d) Amendments to the Caesars Stock Purchase Agreement. Notwithstanding anything to the contrary contained elsewhere in this Amendment, in the Credit Agreement or in


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any of the other Credit Documents, the Corporation shall not, and shall not permit any of its Subsidiaries to, agree to any amendment, modification or supplement to the Caesars Stock Purchase Agreement which (x) could reasonably be expected to result in a Material Adverse Effect or be materially adverse to the Lenders or (y) would result in the Corporation and its Wholly-Owned Domestic Subsidiaries receiving less than $2,500,000,000 of Net Sale Proceeds on the Caesars World Effective Date as a result of the Caesars World Sale.

                  (e) Use of Proceeds from Permanent Senior Notes; Section 9.04(viii)(A); Indebtedness. Effective as of the Caesars World Effective Date,
Section 9.04(viii)(A) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           "(A) the Corporation shall be permitted to issue Senior Secured Bridge Notes on the Initial Borrowing Date as required by Section 5.06(a) (with the Senior Secured Bridge Note Documents to be in the form provided pursuant to Section 5.06(b) on or prior to the Initial Borrowing Date) and shall be permitted from time to time to issue (but not to any Borrower or Affiliate thereof) Permanent Senior Notes for cash; provided that

                                    (1) all of the terms and conditions of the
                           Permanent Senior Notes (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, guaranties, sinking fund provisions and other terms) shall be reasonably satisfactory to the Lead Agents;

                                    (2) at the option of the Corporation,
                           Permanent Senior Notes may be issued as Permanent Senior Secured Notes and, in such event, may be secured to the extent provided in the Pledge and Security Agreement;

                                    (3) notwithstanding anything to the contrary
                           contained elsewhere in the Credit Agreement or any Credit Documents, all Net Proceeds from any issuance of Permanent Senior Notes under this clause (viii)(A) or clause (viii)(B) below shall be applied in the following order of priority (in each case to the extent of such remaining Net Proceeds): (I) first, to repay the then outstanding Senior Secured Bridge Notes until all such Senior Secured Bridge Notes are repaid in full and (II) second, any remaining Net Proceeds shall be used as follows:

                                            (a) if (1) either (x) the Combined
                                    Leverage Ratio (after giving effect to any issuance of Indebtedness then


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                                    being made and any concurrent application of
                                    the proceeds thereof) is less than 4.5:1.0 or (y) the Unsecured Debt Rating of the Corporation shall be at least BBB- by S&P and Baa3 by Moody's, and (2) no Specified Default, and no Event of Default, then exists, such Net Proceeds shall be used for general corporate purposes of the
                                    Corporation otherwise permitted under the terms of this Agreement;

                                            (b) if (1) the Combined Leverage
                                    Ratio (after giving effect to any issuance of Indebtedness then being made and any concurrent application of the proceeds thereof) is less than 4.75:1.00 and greater than or equal to 4.50:1.00, (2) no Specified Default and no Event of Default then exists, and (3) the test set forth in sub-clause
                                    (a)(1)(y) above is not satisfied, fifty
                                    percent (50%) of such Net Proceeds to be applied pursuant to this clause (II) shall be used for general corporate purposes of the Corporation otherwise permitted under the terms of this Agreement and fifty percent (50%) of such Net Proceeds to be applied pursuant to this clause (II) shall be used to permanently prepay (and in the case of any prepayment of revolving or similar types of facilities, with a corresponding permanent reduction to the commitments thereunder) the principal amount of any Indebtedness (excluding the Senior Secured Bridge Notes) then outstanding of any Original Borrower and the Wholly-Owned Subsidiaries of one or more Original Borrowers; provided that at such time (if any) as the application of amounts to the permanent prepayment of Indebtedness as required by this clause (b) would cause the Combined Leverage Ratio to be less than 4.5:1.0, the remaining amount which would have been required to be applied to permanently prepay outstanding Indebtedness may instead, so long as no Specified Default and no Event of Default then exists, be used by the Corporation as otherwise provided in preceding clause (a); and

                                            (c) if neither preceding clause (a)
                                    or (b) is applicable in accordance with its terms (whether because of the existence of a Specified Default or Event of Default, or because the Combined Leverage Ratio requirements or rating requirements are not satisfied), 100% of such Net Proceeds to be applied pursuant to this clause (II) shall be used to permanently prepay (and in the case of any prepayment of revolving or similar types of facilities, with a


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                                    corresponding permanent reduction to the
                                    commitments thereunder) the principal amount of any Indebtedness (excluding the Senior Secured Bridge Notes) of any Original Borrower and the Wholly-Owned Subsidiaries of one or more Original Borrowers; provided that, so long as no Specified Default and no Event of Default is in existence, at such time as the application of amounts required by this clause (c) results in the Combined Leverage Ratio being less than 4.75:1.00, all remaining amounts which would otherwise have been required to be applied pursuant to this clause (c) may instead be applied pursuant to the provisions of preceding clause (b) (and at such time, if any, as the conditions specified in the proviso thereto are satisfied, giving effect to such proviso); and

                                    (4) in no event shall the aggregate
                           principal amount of Indebtedness at any time outstanding pursuant to this Section 9.04(viii)(A) exceed $2.5 billion (as the same may be adjusted pursuant to the Seventh Amendment); and"

                  (f) Clarification to Section 9.04(viii)(B). Effective as of the Caesars World Effective Date, Section 9.04(viii)(B) of the Credit Agreement shall be amended by (i) inserting, immediately after the phrase "cash; provided that" appearing therein the following new clause:

                           "(v) all Net Proceeds from any issuance of Permanent Senior Notes under this clause (viii)(B) shall be applied in accordance with the requirements of clause
                           (viii)(A)(3) above,"

and (ii) inserting, immediately after the words "exceed $1.0 billion" thereof, the following parenthetical: "(as the same may be adjusted pursuant to the Seventh Amendment)."

                  SECTION 3. Interest; Section 1.09. Section 1.09(i) of the Credit Agreement shall be amended by deleting the parenthetical in clause (iii) of Section 1.09(i) and by inserting in lieu thereof the following new parenthetical:

         "(and (x) in the case of any Interest Period with a duration in excess of one month at any time when the proviso to the definition of F&I Payment Date is operative in accordance with its terms, at one-calendar month intervals occurring after the first day of the respective Interest Period and (y) in the case of any Interest Period with a duration of six months, at the date which occurs three calendar months after the first day of such Interest Period, as well as on the last day of the respective Interest Period)."

                  SECTION 4. Interest Periods; Section 1.10. Section 1.10 of the Credit Agreement shall be amended by deleting the word "or" appearing immediately before the word


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"three" and replacing the same with "," and inserting the words "or six"
immediately after the word "three" thereof.

                  SECTION 5. Clarification of Use of Proceeds; Sections 4.02(d),
(e) and (k).

                  (a) Sections 4.02(d) and (e) of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                           "(d) In addition to any other mandatory repayments or
                  commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Corporation or any of its Subsidiaries receives any Debt Proceeds, an amount equal to the Applicable Debt Percentage of the Net Proceeds from the respective issuance of Indebtedness shall be applied in accordance with the requirements of Sections 4.02(h) and
                  (j); provided that (x) the Net Proceeds of any issuance of Indebtedness pursuant to Section 9.04(viii) shall be applied in accordance with the requirements of said Section 9.04(viii), (y) the requirements set forth in this Section 4.02(d) are subject to the qualifications expressly set forth in Section I.A of the Fourth Amendment, and (z) Net Proceeds received in respect of Indebtedness incurred pursuant to, and in accordance with the requirements of, clause (xii) of
                  Section 9.04 and which otherwise would be required to be applied as mandatory repayments or commitment reductions hereunder shall not be required to be so applied and may be reinvested in assets used or to be used in Hotel and Gaming Businesses if the following conditions are satisfied:

                  (1) no Specified Default and no Event of Default then exists; and

                  (2) the Corporation delivers a certificate to the Paying Agent on or prior to such date stating that such Net Proceeds shall be used (or contractually committed to be used) to purchase Assets used or to be used in Hotel and Gaming Businesses within 360 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) following the date of the incurrence of such Indebtedness (which certificate shall set forth the estimates of the proceeds to be so expended);

                  provided further, that if (x) all or any portion of such Net Proceeds not so applied pursuant to the immediately preceding proviso in


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
                  clause (z) above as a mandatory repayment are not so used (or contractually committed to be used) within the 360-day period after the date of the respective incurrence of Indebtedness (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness), such remaining portion shall be applied on the last day of such period as provided above in this Section 4.02(d) (without regard to the immediately preceding proviso in clause (z) above) and (y) all or any portion of such Net Proceeds are contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as provided in this Section 4.02(d) (without regard to the immediately preceding proviso in clause (z) above).

                           (e) In addition to any other mandatory repayments or
                  commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which either the Corporation or any of its Subsidiaries receives cash proceeds from any Asset Sale or the Corporation and any of its Subsidiaries receives Equity Proceeds, an amount equal to the Applicable Asset Sale Percentage of the Net Proceeds therefrom shall be applied in accordance with the requirements of Sections 4.02(h) and (j); provided that, Net Proceeds received in respect of Asset Sales made pursuant to, and in accordance with the requirements of, clause (viii) of Section 9.02 and which otherwise would be required to be applied as mandatory repayments or commitment reductions hereunder shall not be required to be so applied and may be reinvested in assets used or to be used in Hotel and Gaming Businesses if the following conditions are satisfied:

                           (1) no Specified Default, and no Event of Default, then exists;

                           (2) the Corporation delivers a certificate to the Paying Agent on or prior to such date stating that such Net Proceeds shall be used (or contractually committed to be used) to purchase Assets used or to be used in Hotel and Gaming Businesses within 360 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended);


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
                           (3) the amount of Net Sale Proceeds which may be reinvested (including the amounts of any "deemed reinvestments" pursuant to following clause (4)) shall not exceed $500,000,000 for Net Sale Proceeds received during any Fiscal Year; and, if, at the time of the respective Asset Sale and after giving effect thereto, either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of the Corporation shall be at least BBB- by S&P and Baa3 by Moody's), then there shall be no further limitation on the amount of such permitted reinvestments; and

                           (4) any Asset Sale structured in the form of a "like-kind exchange" in accordance with
                                    Section 1031 of the Code shall be treated as the sale of an Asset with the Net Sale Proceeds (deemed to be an amount equal to the fair market value of the Assets so exchanged) therefrom reinvested pursuant to clause (3) of this proviso;

                  provided further, that if (x) all or any portion of such Net Sale Proceeds not so applied pursuant to the immediately preceding proviso as a mandatory repayment are not so used (or contractually committed to be used) within the 360 day period after the date of the respective Asset Sale (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness), such remaining portion shall be applied on the last day of such period as provided above in this Section 4.02(e) (without regard to the immediately preceding proviso) and (y) all or any portion of such Net Sale Proceeds are contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as provided in this Section 4.02(e) (without regard to the immediately preceding proviso). Notwithstanding the foregoing, the Net Sale Proceeds from the Caesars World Sale (as defined in the Eighth Amendment) shall be applied in accordance with the requirements of the Eighth Amendment.

                  (b) Section 4.02(k) of the Credit Agreement is hereby amended by deleting the phrase "and/or (y) pursuant to the second proviso to Section 9.12(iii)" appearing therein and by inserting in lieu thereof the following new phrase:

                  ", (y) pursuant to the second proviso to Section 9.12(iii) and/or made with Net Sale Proceeds of the Caesars World Sale (as defined in the Eighth Amendment) in accordance with the requirements of the Eighth Amendment)."

                  SECTION 6. Assets of Starwood REIT; Section 7.29. Section 7.29 of the Credit Agreement shall be deleted in its entirety and replaced with the following: "[Intentionally Deleted]."

                  SECTION 7. Reporting Requirements; Section 8.01; Information Covenants. Section 8.01(g) shall be amended and restated in its entirety to read as follows:

                  "(g) Other Reports and Filings. The Corporation shall promptly notify the Lead Agents after any Borrower or any Subsidiary files with, or delivers to, the Securities and Exchange Commission (or any successor thereto) any Form 8-K or any other financial information, proxy material, registration statement, or report which contains information materially adverse to the Corporation or any of its Subsidiaries, and, if requested by any Lead Agent or Lender, shall furnish it with a copy thereof."

                  SECTION 8. Creation of Intermediate Holding Company; Section
8.17. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, but subject to the terms of this Amendment, the Lenders hereby consent to the Corporation creating a direct Wholly-Owned Domestic Subsidiary of the Corporation (such subsidiary being referred to herein as the "New Intermediate Holding Company") so that (i) the Corporation shall directly own 100% of the equity interests in the New Intermediate Holding Company and (ii) the New Intermediate Holding Company shall own 100% of the Class A Shares in Starwood REIT; provided that (x) the New Intermediate Holding Company, concurrently with the establishment thereof, executes and delivers counterparts of the Guaranty and the Pledge and Security Agreement, and thereby becomes a Guarantor, and otherwise complies with the applicable provisions of
Section 8.15 of the Credit Agreement, (y) all of the Corporation's equity interest in the New Intermediate Holding Company shall at all times be pledged, and be delivered for pledge, pursuant to the Pledge and Security Agreement, and
(z) all of the Class A Shares in Starwood REIT shall at all times (both before and after the creation of the New Intermediate Holding Company) be pledged, and be delivered for pledge, pursuant to the Pledge and Security Agreement.

                  SECTION 9. Hedges and Interest Rate Protection Agreements;
Section 8.20. Section 8.20 of the Credit Agreement shall be amended by inserting, immediately after the last word thereof, the following:

                  "; provided that neither the Corporation nor any of its Subsidiaries shall be required to comply with this Section
                  8.20 at any time that fifty percent (50%) or more of the Combined Indebtedness of the Corporation and its Subsidiaries is either based on a fixed rate of interest or, if subject to a floating rate of interest, subject to Interest Rate Protection Agreements which have the effect of fixing the rate of interest applicable thereto or subjecting same to a cap or collar, in each case on terms reasonably satisfactory to the Lead Agents."

                  SECTION 10. Pre-Consent Requirement for Permitted Acquisitions; Section 9.02; Consolidation, Merger, Purchase or Sale of Assets.

                  (a) Pre-Consent Requirement. Section 9.02 of the Credit Agreement shall be amended by (i) deleting the word "and" appearing at the end of clause (x) thereof, (ii) deleting the period appearing in clause (xi) thereof and inserting in lieu thereof ", and" and (iii) inserting the following new clause (xii) immediately after clause (xi) thereof:

                           "(xii) provided no Specified Default and no Event of
                  Default then exists or would result therefrom, the Corporation or any of its Subsidiaries, (including, without limitation, Starwood REIT, SLT RLP or any of their Subsidiaries) may enter into any agreement to do any of the transactions prohibited by this Section 9.02 (although the consummation of the respective transaction may not occur until such time, if any, as the Required Lenders have consented thereto in their sole discretion), provided that (x) the Corporation or such Subsidiary shall provide written notice to the Lead Agents within 5 Business Days after it has entered into any such agreement and (y) either (i) the consummation of such transaction is expressly contingent upon obtaining the prior written consent of the Required Lenders (with no damages, break-up fees or other similar amounts payable as a result of any failure to obtain such consent) or (ii) with respect to all agreements entered into pursuant to this Section 9.02 (excluding any such agreements where the respective transactions subject thereto have been consummated with the consent of the Required Lenders or have otherwise been terminated with no amounts payable thereunder), the failure of the Corporation or any such Subsidiary to consummate the transactions contemplated by such agreements could not reasonably be expected to result in the Corporation and its Subsidiaries being (or becoming) obligated to pay, or having paid, amounts in respect of damages, breakup fees, or other similar amounts to any Person or Persons in an aggregate amount for all agreements as contemplated by this clause (xii) in excess of $100,000,000; and"

                  (b) Permitted Acquisitions. Section 9.02(ix) of the Credit Agreement is hereby amended by deleting "$750,000,000" in each place it appears therein and by inserting "$1,000,000,000" in lieu thereof in each such place.

                  SECTION 11. Intercompany Transactions; Sections 9.01, 9.02,
9.05 and 9.06.

                  (a) Consent. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, but subject to the terms of this Amendment, the Lenders hereby consent to each of the Intercompany Transactions.

                  (b) Section 9.01(xiv); Intercompany Liens. Section 9.01(xiv) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(xiv) Indebtedness owed by any Original Borrower or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party to any Original Borrower or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party, in each case to the extent permitted to be outstanding pursuant to Section 9.04(vii), may be secured by any Assets (but excluding Capital Stock or other equity interests in any Persons) of the respective such obligor;"

                  (c) Section 9.02(xiii); Intercompany Asset Transfers and Sales. Section 9.02 of the Credit Agreement is amended by inserting, immediately after new clause (xii) in Section 9.02, the following new clause:

                  "(xiii) provided no Specified Default and no Event of Default then exists or would result therefrom, any Original Borrower or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party may, in addition to any of the matters described in Section 9.02 (xi), transfer, convey, purchase, sell, lease (including, without limitation, by way of sale-leaseback transactions) or otherwise dispose of all or any portion of its Assets to, or make, cancel, eliminate, exchange, prepay, redeem, distribute, contribute, or transfer intercompany loans and advances of cash or any other Assets to or with (or agree to do any of the foregoing at any future time), in one or a series of related transactions, any Original Borrower or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party; provided that
                  (x) the Corporation delivers at least 5 Business Day's prior written notice to the Lead Agents of such Asset transfer, which notice shall describe in reasonably sufficient detail the nature of such transaction and (y) in the case of any transfer of any Capital Stock or other equity interests which were theretofore subject to pledge pursuant to the Pledge and Security Agreement, or which will be required to be pledged in accordance with the terms of the Pledge and Security Agreement after the consummation of the respective Asset transfer, the Corporation takes, and causes its respective Subsidiaries to take, all actions so that the respective Capital Stock or other equity interests remain, or become, as the case may be, pledged and delivered for pledge pursuant to the Pledge and Security Agreement in accordance with the requirements thereof."

                  (d) Section 9.05(viii); Intercompany Advances, Investments and Loans. Section 9.05(viii) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(viii) after the Initial Borrowing Date and subject to
                  Section 9.03, (i) the Corporation or any Subsidiary of the Corporation which is a Guarantor may make intercompany loans and advances of cash to the Corporation or any other Subsidiary of the Corporation which is a Guarantor, and (II) provided no Specified Default and no Event of Default then exists or would result therefrom, the Corporation, any Original Borrower, or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party may (x) make Investments or intercompany loans and advances, in each case, resulting from intercompany Asset transfers made in accordance with the requirements of Section 9.02(xiii) and (y) cancel, forgive, eliminate, exchange, prepay, redeem or otherwise reduce the amount of any intercompany loans or advances of cash or any other Assets owed to it by any other Credit Party; provided that all intercompany loans and advances made pursuant to this clause (viii) are subject to the provisions of validly executed Subordination Agreements as required by the last paragraph of Section 9.04."

                  (e) Section 9.06; Transactions with Affiliates. Section 9.06(iii) of the Credit Agreement is amended by inserting, immediately after the word "Sections" in the last line thereof, "9.01,".

                  (f) The first sentence of the last paragraph of Section 9.02 shall be amended by (i) deleting the word "and" immediately before clause (iii) and inserting "," in its place and (ii) inserting, immediately after the last word of said sentence, the following:

                  ", and (iv) sales, transfers or other dispositions of Capital Stock may be made to one or more Credit Parties in accordance with the provisions (and requirements) of Section 9.02(xiii), provided no violation of Section 8.17 arises as a result thereof."

                  (g) Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, the Corporation or any of its Subsidiaries (including, without limitation, Starwood REIT, SLT RLP, and any of their Subsidiaries), and, with respect to clause (iii) below only, any Preferred Stock Subsidiary, may enter into and consummate any of the following transactions or do any of the following actions:

                           (i) wind up, liquidate or dissolve its affairs (or agree to do any of the foregoing at any future time) provided (A) none of the Corporation, Starwood REIT, SLT RLP, SLC OLP, or ITT shall either be dissolved, liquidated or wound up and (B) the Assets, if any, of the Person being dissolved, liquidated or wound up shall be transferred or succeeded (whether by operation of law or otherwise) to the Corporation, any Wholly-Owned Domestic Subsidiary of the Corporation which is a Credit Party, Starwood REIT, SLT RLP, or any Wholly-Owned Domestic Subsidiary of Starwood REIT or SLT RLP which is a Credit Party;

                           (ii) enter into and consummate any transaction of merger or consolidation with the Corporation, Starwood REIT, SLT RLP, or any other Person that, prior to the consummation of such merger or consolidation, is either a Borrower or a Wholly-Owned Domestic Subsidiary of the Corporation, Starwood REIT, or SLT RLP (or agree to do any of the foregoing at any future time) provided (A) the surviving Person shall either be any Original Borrower or any Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party,
         (B) in no event shall the Corporation, Starwood REIT, SLT RLP, SLC OLP, or ITT enter into any transaction of merger or consolidation with any other Person where such other Person is the surviving entity of such merger or consolidation, (C) none of the Corporation, Starwood REIT, SLT RLP, SLC OLP or ITT shall be merged or consolidated out of existence (or shall cease to be in existence after giving effect to any transaction otherwise permitted pursuant to this clause (ii)), and (D) no consideration shall be paid to any Person (other than to the Corporation, Starwood REIT, SLT RLP, or any other Person that, prior to the consummation of such merger or consolidation, is either an Original Borrower or a Wholly-Owned Domestic Subsidiary of an Original Borrower which is a Credit Party); or

                           (iii) any Preferred Stock Subsidiary which is a Wholly-Owned Domestic Subsidiary of the Corporation but which is not a Credit Party may (A) wind up, liquidate or dissolve its affairs (or agree to do any of the foregoing at any future time), provided the Assets, if any, of such Preferred Stock Subsidiary being dissolved, liquidated or wound up shall be transferred or succeeded (whether by operation of law or otherwise) to another Preferred Stock Subsidiary which is a Wholly-Owned Domestic Subsidiary of the Corporation, the Corporation, any Wholly-Owned Domestic Subsidiary of the Corporation which is a Credit Party, Starwood REIT, SLT RLP, or any Wholly-Owned Domestic Subsidiary of Starwood REIT or SLT RLP which is a Credit Party and (B) enter into and consummate any transaction of merger or consolidation with any other Preferred Stock Subsidiary which is a Wholly-Owned Domestic Subsidiary of the Corporation but which is not a Credit Party; provided that no consideration shall be paid to any Person (other than to a Preferred Stock Subsidiary which is a Wholly-Owned Domestic Subsidiary of the Corporation); and

provided further that, in each case, (A) no Specified Default and no Event of Default then exists or would result therefrom; (B) the Corporation determines in good faith that the respective transaction or transactions could not reasonably be expected to result in a Material Adverse Effect or otherwise be adverse to the Lenders; (C) the Corporation delivers, or causes its respective Subsidiary to deliver, at least 5 Business Days' prior written notice to the Lead Agents of the intended consummation of the respective transaction, which shall describe in reasonably sufficient detail the nature of such transaction; and (D) the Corporation shall take, or cause its respective

Subsidiaries to take, such actions as may from time to time be reasonably requested by the Lead Agents to assure that all surviving Persons of mergers or consolidations permitted above are parties to the respective Credit Documents (and that they deliver such acknowledgments or assumption agreements as may from time to time be reasonably requested by any Lead Agent) and take such actions as may be necessary or desirable to assure that all collateral required to be pledged by them pursuant to the Pledge and Security Agreement has in fact been so pledged (and appropriate financing statements and other required security instruments have been filed).

                  SECTION 12. Recourse Basket; Section 9.04; Indebtedness. Effective as of the Caesars World Effective Date, Section 9.04(xii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "(xii) additional Indebtedness of the Corporation and any of its Subsidiaries not otherwise permitted hereunder in aggregate principal amount outstanding at any time not exceeding $600,000,000 (with the amount of Indebtedness permitted to be outstanding at any time pursuant to this clause (xii) being herein referred to as the "Recourse Basket"); provided that (a) the amount of the Recourse Basket shall be reduced from time to time to the extent provided in Parts I.A. and I.B. of the Fourth Amendment and the last sentence of the definition of Permitted Refinancing Indebtedness contained herein and (b) the Net Proceeds therefrom are applied as a mandatory repayment and/or commitment reduction if and to the extent required by the provisions of Section 4.02(e);"

                  SECTION 13. Loans to Employees; Section 9.05(x); Advances, Investments and Loans. Effective as of the Caesars World Effective Date, clause
(x) of Section 9.05 of the Credit Agreement shall be amended by deleting the number "$10,000,000" appearing therein and by inserting the number "$20,000,000" in its place.

                  SECTION 14. Sliver Equity Transactions and Loans; Sections 9.05(xi) and (xii); Advances, Investments and Loans.

                  (a) Section 9.05(xi) of the Credit Agreement shall be amended by inserting, immediately after the words "equity investments (in respect of minority interests only)," the following:

                  "in, or make mortgage, mezzanine or other loans to, any Person, in each case,".

                  (b) Effective as of the Caesars World Effective Date, Section 9.05(xi) of the Credit Agreement shall be further amended by deleting the amount "$300,000,000" appearing in Section 9.05(xi) and inserting "$400,000,000" in lieu thereof.

                  (c) Effective as of the Caesars World Effective Date, Section 9.05(xii) of the Credit Agreement is amended by deleting "$250,000,000" in said Section and inserting "$150,000,000" in its place.

                  SECTION 15. Section 9.09; Maximum Combined Leverage Ratio. Effective as of the Caesars World Effective Date, the periods and ratios set forth in Section 9.09 of the Credit Agreement are amended and restated in their entirety to read as follows:

                  Period                                           Ratio
                  -------                                        ---------
                  From and including the Initial                 6.50:1.00
                  Borrowing Date to and including
                  September 30, 1998

                  From and including October 1, 1998 to          5.75:1.00
                  and including March 31, 1999

                  From and including April 1, 1999 to            5.50:1.00
                  and including the Amendment
                  Effective Date

                  From and including the Amendment               5.00:1.00
                  Effective Date to and including
                  September 30, 1999

                  From and including October 1, 1999 to          4.75:1.00
                  and including June 30, 2000

                  From and including July 1, 2000 and            4.50:1.00
                  thereafter

                  SECTION 16. Business; Section 9.15. Effective as of the Caesars World Effective Date, Section 9.15 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "No Borrower will, nor will any Borrower permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the Hotel and Gaming Businesses, and in no event shall the Gaming Business be a material part of the Hotel and Gaming Business of the Corporation and its Subsidiaries taken as one enterprise."

                  SECTION 17. Partnership Agreements; Section 9.20. Section 9.20 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "9.20. Partnership Agreements. (x) Neither Starwood REIT nor SLT RLP shall default under any obligations under SLT RLP's Partnership Agreement, (y) neither the Corporation nor SLC OLP shall default under any obligations under SLC OLP's Partnership Agreement, and (z) promptly after the written request of any Lead Agent, each of Starwood REIT and the Corporation shall deliver true, correct and complete copies of SLT RLP's Partnership Agreement and SLC OLP's Partnership Agreement, respectively."

                  SECTION 18. Section 9.23; Encumbered EBITDA Ratio. Section
9.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "The Borrowers will not permit the ratio of Combined EBITDA to Encumbered EBITDA for any Test Period ending during a period set forth below to be less than the ratio set forth below:

                  Period                                                 Ratio
                  ------                                                 -----
                  Fifth Amendment Effective Date                       4.00:1.00
                  through March 30, 1999

                  March 31, 1999 through                               3.00:1.00
                  July 31, 1999

                  August 1, 1999 and thereafter                        2.86:1.00"

                  SECTION 19. Certain Definitions. (a) The following new definitions shall be inserted in proper alphabetical order in Section 11.01:

                  "Caesars World Effective Date" shall mean the date upon which the Caesars World Sale is consummated.

                  "Debt Proceeds" means any cash proceeds from the incurrence by the Corporation or any of its Subsidiaries of Indebtedness for borrowed money or from any CMBS Transaction to the extent the Indebtedness incurred pursuant to the respective CMBS Transaction is permitted as a result of an increase in availability as specifically contemplated in the last sentence of Section 9.04 (with such increased Indebtedness pursuant to CMBS Transactions being herein called "Increased CMBS Indebtedness"); provided that (x) except as otherwise provided in clause (y) below, Debt Proceeds shall not include proceeds from incurrences of Indebtedness permitted to be incurred pursuant to Section 9.04 as such
                  Section is in effect on the Eighth Amendment Effective Date after giving effect to the Eighth Amendment and (y) Debt Proceeds shall include proceeds from incurrences of (i) Indebtedness incurred pursuant to clause (viii) of Section 9.04, (ii) Indebtedness incurred pursuant to clause (xii) of
                  Section 9.04 in excess of amounts permitted to be incurred under such clause as same was in effect on the Effective Date and (iii) Increased CMBS Indebtedness.

                  "Eighth Amendment" shall mean that certain Eighth Amendment to Credit Agreement, dated as of July 2, 1999.

                  "Eighth Amendment Effective Date" shall mean the date upon which the Eighth Amendment becomes effective in accordance with its terms.

                  "Equity Proceeds" shall mean any cash proceeds from the issuance or sale of equity by the Corporation or any of its Subsidiaries; provided that Equity Proceeds shall not include cash proceeds from the issuance of common stock of the Corporation, Perpetual Preferred Stock of the Corporation and Qualified Preferred Stock permitted to be issued pursuant to
                  Section 9.14(c), unless and to the extent such Qualified Preferred Stock is issued as a result of an increase in availability as specifically contemplated by the last sentence of Section 9.04.

                  "Maximum Indebtedness Scheduled Asset Sale Credit Amount" shall mean $0.

                  "Original Borrower" shall mean any Borrower which is one of the Corporate Borrowers or one of the REIT Borrowers.

                  "Seventh Amendment" shall mean that certain Seventh Amendment, dated as of March 5, 1999.

                  (b) The definition of "Combined Indebtedness" appearing in
Section 11.01 of the Credit Agreement is hereby amended by adding, immediately after the phrase "notwithstanding anything to the contrary contained above, to the extent not already reflected therein," appearing in the last sentence thereof the following phrase:

                  "(x) the amount of Contingent Obligations at any time outstanding pursuant to Section 9.04(xii) of the Credit Agreement (as described in the last sentence of the definition of Contingent Obligation contained herein) shall be added to, and form part of, Combined Indebtedness (regardless of any contrary treatment under GAAP) and (y)."

                  (c) The definition of "Net Proceeds" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the proviso thereto in its entirety.

         II.      Modification of the Pledge and Security Agreement

                  The parties hereto acknowledge and agree that the Pledge and Security Agreement shall be, and hereby is, modified as follows:

                  A. Section 2(a) of the Pledge and Security Agreement is hereby amended by deleting the phrase "and (iv) the term "Securities" shall mean all of the Stock, Limited Liability Company Interests and Partnership Interests" appearing therein and inserting in lieu thereof the following phrase:

                  "(iv) the term "REIT Interest" shall mean all equity interests at any time owned by each Pledgor in any real estate investment trust, in any event including all equity interests (including all Class A Shares) owned by each Pledgor in Starwood REIT; and (v) the term "Securities" shall mean all of the Stock, Limited Liability Company Interests, Partnership Interests and REIT Interests."

                  B. Section 2(b) of the Pledge and Security Agreement is hereby amended by deleting the phrase "all of the Pledged Stock, Pledged Limited Liability Interests and Pledged Partnership Interests" appearing therein and inserting in lieu thereof the following phrase:

                  "all of the REIT Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged REIT Interests," and all of the Pledged Stock, Pledged Limited Liability Company Interests, Pledged Partnership Interests and Pledged REIT Interests."

                  C. Section 3.2 of the Pledge and Security Agreement is hereby amended by deleting the phrase "or Partnership Interests" appearing in the first sentence thereof and inserting in lieu thereof the phrase ", Partnership Interests or REIT Interests."

                  D. Section 5 of the Pledge and Security Agreement is hereby amended by inserting, immediately after the phrase "pertaining to the Pledged Stock" appearing in clause (i) thereof, the phrase "and Pledged REIT Interests."

                  E. Each of Sections 6 and 7 of the Pledge and Security Agreement are hereby amended by inserting, immediately after the phrase "Pledged Stock," in each place it appears therein the phrase "Pledged REIT Interests."

                  In addition to the amendments specifically set forth above, the Corporation acknowledges and agrees that all of the Class A Shares of Starwood REIT owned by it have previously been delivered to the Collateral Agent for pledge pursuant to the Pledge and Security

Agreement, and that all of such Class A Shares have been, and shall remain, validly pledged pursuant thereto.

         III.     Miscellaneous Provisions

                  A. Each Guarantor and each Borrower, by their signatures below, hereby confirms that (x) the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Amendment, as provided in the Guaranty, and (y) the Pledge and Security Agreement (as modified by this Amendment) shall remain in full force and effect as security for the obligations under the Credit Agreement, as modified and amended by this Amendment.

                  B. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  C. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

                  D. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  E. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office.

                  F. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                  G. The Borrowers hereby covenant and agree that, so long as the Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Paying Agent a counterpart hereof by the later to occur of (x) the close of business on the Amendment Effective Date or (y) 12:00 p.m. (New York time) on Friday, July 2, 1999 (the "Outside Date") or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), the following:

                           (i) a non-refundable cash fee in an amount equal to
         17.5 basis points (0.175%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Amendment Effective Date, which fees shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the fifth Business Day following the Outside Date; and

                           (ii) if the Caesars World Sale has not been consummated by the close of business on October 1, 1999, then commencing on November 1, 1999 and on the first day of each calendar month thereafter to and including April 1, 2000 (with the first day of each such calendar month being herein called an "Eighth Amendment Monthly Fee Payment Date"), a non-refundable cash fee, in arrears, in an amount equal to 3.25 basis points (0.0325%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the first day of the preceding month, which fee shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the third Business Day following each Eighth Amendment Monthly Fee Payment Date; provided that (x) if the Caesars World Sale is consummated in accordance with the requirements of this Eighth Amendment on any day other than the first day of a calendar month, the fee due on the immediately succeeding Eighth Amendment Monthly Fee Payment Date shall be prorated by taking the fee which would otherwise have been payable as provided above (i.e., 3.25 basis points on the amount of Term Loans and Revolving Loan Commitments provided above) and multiplying same by a fraction the numerator of which is the number of days in the calendar month in which the Caesars World Sale occurred through and including the date upon which the Caesars World Sale occurred and the denominator of which is the actual number of days in such calendar month and (y) no fees shall be payable on (or in respect of) any Eighth Amendment Monthly Fee Payment Date if the Caesars World Sale was actually consummated in accordance with the requirements of this Eighth Amendment on or before the first day of the immediately preceding calendar month.



                    [SCHEDULE 1 AND SIGNATURE PAGES FOLLOW]

                                   SCHEDULE I
                    Description of Intercompany Transactions


1. Poconos Resorts: The Poconos resorts are currently operated by six separate Subsidiaries owned by Caesars World, Inc. Five of these Subsidiaries shall be merged into the sixth Subsidiary, and the Stock of the remaining Subsidiary shall be transferred to ITT Sheraton Corp. ITT Sheraton Corp. shall pledge the stock of this new Subsidiary pursuant to the Pledge and Security Agreement and shall (and shall cause the remaining Subsidiary so transferred to) comply with Section
         8.15 of the Credit Agreement. It is understood and agreed that the remaining Subsidiary referenced above shall be a Wholly-Owned Domestic Subsidiary of the Corporation, which shall be (or become) a Guarantor and shall be (or become) party to each of the Guaranty and the Pledge and Security Agreement.

2. San Antonio: Starwood REIT shall distribute, contribute or transfer all of its equity interest in San Antonio Resort Company to the Corporation. The Corporation shall pledge the stock of this Subsidiary pursuant to the Pledge and Security Agreement.

3. Boardwalk Regency: Boardwalk Regency Corp. ("Boardwalk") indirectly owns an interest in the Atlantic City Convention Center Hotel. All of Boardwalk's interests and other assets relating to said hotel (including, without limitation, certain cash deposits and notes made by Headquarters Hotel Associates L.P.) shall be contributed, distributed or transferred (either in one transaction or a series of transactions) to ITT Sheraton Corp., the Corporation, or another Wholly-Owned Domestic Subsidiary of the Corporation which is a Credit Party.

4. Headquarters Hotel Assoc. L.P.: Baltic Investment Company LLC ("Baltic LLC") currently is the limited partner of Headquarters Hotel Assoc. L.P., the owner of the Atlantic City Hotel. Boardwalk and certain other Subsidiaries of the Corporation currently own all of the outstanding limited liability company interests of Baltic LLC. Headquarters Hotel Management LLC ("HHM") is a limited liability company, the members of which are Caesars New Jersey, Inc. ("Caesars NJ") and Boardwalk. HHM is the manager of the Atlantic City Hotel. All of the limited liability company interests in Baltic LLC and HHM will be transferred, contributed or distributed to ITT Sheraton Corp. or another Wholly-Owned Domestic Subsidiary of the Corporation which is a Credit Party, and said limited liability company interests will be pledged to the Secured Creditors pursuant to the Pledge and Security Agreement. In addition, any other assets relating to the Atlantic City Hotel and not being sold to the buyer in connection with the Caesars World Sale shall be transferred to the Corporation or a Wholly-Owned Domestic Subsidiary of any Original Borrower which is a Credit Party.

5. Foreign Licenses: Sheraton International, Inc. (or, if applicable, the Corporation or any of its Subsidiaries) ("Licensor") shall, in the ordinary course of its business, enter into certain foreign license agreements relating to certain intangibles or other assets held by the Corporation and its Subsidiaries with a Wholly-Owned Subsidiary of the Corporation ("Licensee"). These intangibles and other assets shall not be transferred to Licensee, but Licensee shall have the license rights with respect to said assets. In connection with the foregoing, Licensee shall, in the ordinary course of business, pay certain consideration to Licensor and enter into sub-license agreements with other Subsidiaries of the Corporation with respect to such license rights.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                  STARWOOD HOTELS & RESORTS
                  WORLDWIDE, INC., a Maryland corporation

                  By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                      Title:  Senior Vice President Finance and Treasurer


                  STARWOOD HOTELS & RESORTS,
                  a Maryland real estate investment trust

                  By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                      Title:  Vice President and Treasurer


                  SLT REALTY LIMITED PARTNERSHIP,
                  a Delaware limited partnership

                  By: Starwood Hotels & Resorts, a Maryland real estate
                      investment trust, its general partner

                      By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                          Title: Vice President and Treasurer


                  ITT CORPORATION, a Nevada corporation

                  By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                      Title: Senior Vice President Finance and Treasurer

                  CHARLESTON HOTEL ASSOCIATES, LLC,
                  a New Jersey limited liability company,

                  CRYSTAL CITY HOTEL ASSOCIATES, LLC,
                  a New Jersey limited liability company,

                  LONG BEACH HOTEL ASSOCIATES, LLC,
                  a New Jersey limited liability company,

                  SANTA ROSA HOTEL ASSOCIATES, LLC,
                  a New Jersey limited liability company,

                  SLT ALLENTOWN LLC,
                  a Delaware limited liability company,

                  SLT ARLINGTON LLC,
                  a Delaware limited liability company,

                  SLT ASPEN DEAN STREET, LLC,
                  a Delaware limited liability company,

                  SLT BLOOMINGTON LLC,
                  a Delaware limited liability company,

                  SLT CENTRAL PARK SOUTH, LLC,
                  a Delaware limited liability company,

                  SLT DANIA LLC,
                  a Delaware limited liability company,

                  SLT DC MASSACHUSETTS AVENUE, LLC,
                  a Delaware limited liability company,

                  SLT INDIANAPOLIS LLC,
                  a Delaware limited liability company,

                  SLT KANSAS CITY LLC,
                  a Delaware limited liability company,

                  SLT LOS ANGELES LLC,
                  a Delaware limited liability company,

                  SLT MINNEAPOLIS LLC,
                  a Delaware limited liability company,

                  SLT PALM DESERT LLC,
                  a Delaware limited liability company,

                  SLT PHILADELPHIA LLC,
                  a Delaware limited liability company,

                  SLT REALTY COMPANY, LLC,
                  a Delaware limited liability company,

                  SLT SAN DIEGO LLC,
                  a Delaware limited liability company,

                  SLT SOUTHFIELD LLC,
                  a Delaware limited liability company,

                  SLT ST. LOUIS LLC,
                  a Delaware limited liability company,

                  SLT TUCSON LLC,
                  a Delaware limited liability company,

                  STARLEX LLC,
                  a New York limited liability company,

                  STARWOOD ATLANTA II LLC,
                  a Delaware limited liability company,

                  STARWOOD ATLANTA LLC,
                  a Delaware limited liability company,

                  STARWOOD MISSION HILLS, L.L.C.,
                  a Delaware limited liability company,

                  STARWOOD NEEDHAM LLC,
                  a Delaware limited liability company,

                  STARWOOD WALTHAM LLC,
                  a Delaware limited liability company,

                  By:   SLT Realty Limited Partnership,
                        a Delaware limited partnership, the managing member of each of the above listed entities

                        By:    Starwood Hotels & Resorts,
                               a Maryland real estate investment trust,
                               its general partner

                               By:  /s/ Mark D. Rozells
                                    --------------------------------------------
                                    Title:   Vice President and Treasurer


                  BW HOTEL REALTY, LP,
                  a Maryland limited partnership,

                  CP HOTEL REALTY, LP,
                  a Maryland limited partnership,

                  EDISON HOTEL ASSOCIATES, LP,
                  a New Jersey limited partnership,

                  NOVI HOTEL ASSOCIATES, LP,
                  a Delaware limited partnership,

                  PARK RIDGE HOTEL ASSOCIATES LP,
                  a Delaware limited partnership,

                  SLT FINANCING PARTNERSHIP,
                  a Delaware general partnership,

                  SLT HOUSTON BRIAR OAKS, LP,
                  a Delaware limited partnership,

                  VIRGINIA HOTEL ASSOCIATES, LP,
                  a Delaware limited partnership,

                  PRUDENTIAL HEI JOINT VENTURE,
                  a Georgia general partnership,

                  By:   SLT Realty Limited Partnership,
                        a Delaware limited partnership, the general partner of each of the above listed entities

                        By:    Starwood Hotels & Resorts,
                               a Maryland real estate investment trust,
                               its general partner

                               By: /s/ Mark D. Rozells
                                   ---------------------------------------------
                                   Title: Vice President and Treasurer

                  HEI HOTELS, L.L.C.,
                  a Delaware limited liability company,

                  OPERATING PHILADELPHIA LLC,
                  a Delaware limited liability company,

                  SLC ALLENTOWN LLC,
                  a Delaware limited liability company,

                  SLC ARLINGTON LLC,
                  a Delaware limited liability company,

                  SLC ASPEN DEAN STREET, LLC,
                  a Delaware limited liability company,

                  SLC ATLANTA II LLC,
                  a Delaware limited liability company,

                  SLC ATLANTA LLC,
                  a Delaware limited liability company,

                  SLC BLOOMINGTON LLC,
                  a Delaware limited liability company,

                  SLC CENTRAL PARK SOUTH, LLC,
                  a Delaware limited liability company,

                  SLC DANIA LLC,
                  a Delaware limited liability company,

                  SLC DC MASSACHUSETTS AVENUE, LLC,
                  a Delaware limited liability company,

                  SLC INDIANAPOLIS LLC,
                  a Delaware limited liability company,

                  SLC KANSAS CITY L.L.C.,
                  a Delaware limited liability company,

                  SLC LOS ANGELES LLC,
                  a Delaware limited liability company,

                  SLC MINNEAPOLIS LLC,
                  a Delaware limited liability company,

                  SLC NEEDHAM LLC,
                  a Delaware limited liability company,

                  SLC PALM DESERT LLC,
                  a Delaware limited liability company,

                  SLC SAN DIEGO LLC,
                  a Delaware limited liability company,

                  SLC SOUTHFIELD LLC,
                  a Delaware limited liability company,

                  SLC ST. LOUIS LLC,
                  a Delaware limited liability company,

                  SLC TUCSON LLC,
                  a Delaware limited liability company,

                  SLC WALTHAM LLC,
                  a Delaware limited liability company,

                  STARWOOD MANAGEMENT COMPANY, LLC,
                  a Delaware limited liability company,

                  By:   SLC Operating Limited Partnership,
                        a Delaware limited partnership, the managing member of each of the above listed entities

                           By:      Starwood Hotels & Resorts
                                    Worldwide, Inc., a Maryland corporation, its
                                    general partner

                                    By: /s/ Mark D. Rozells
                                        ----------------------------------------
                                        Title:  Senior Vice President Finance
                                                and Treasurer

                  SLC OPERATING LIMITED PARTNERSHIP,
                  a Delaware limited partnership,

                  By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                        By: /s/ Mark D. Rozells
                            ----------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

                  MILWAUKEE BROOKFIELD LP,
                  a Wisconsin limited partnership,

                  SLC-CALVERTON LP,
                  a Delaware limited partnership,

                  SLC HOUSTON BRIAR OAKS, LP,
                  a Delaware limited partnership,

                  By:   SLC Operating Limited Partnership,
                        a Delaware limited partnership, the general partner of each of the above listed entities

                        By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                               By: /s/ Mark D. Rozells
                                   ---------------------------------------------
                                   Title:  Senior Vice President Finance
                                           and Treasurer

                  MOORLAND HOTEL LP,
                  a Wisconsin limited partnership,

                  By: Milwaukee Brookfield LP,
                      a Wisconsin limited partnership, its general partner

                        By: SLC Operating Limited Partnership,
                            a Delaware limited partnership, its general partner

                            By: Starwood Hotels & Resorts Worldwide, Inc.,
                                a Maryland corporation, its general partner

                                By: /s/ Mark D. Rozells
                                    --------------------------------------------
                                    Title:  Senior Vice President Finance
                                            and Treasurer


                  ITT BROADCASTING CORP.,
                  a Delaware corporation


                  By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                      Title:  Senior Vice President Finance and Treasurer


                  ITT SHERATON CORPORATION,
                  a Delaware corporation,

                  DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,

                  GENERAL FIDUCIARY CORPORATION,
                  a Massachusetts corporation,

                  GLOBAL CONNEXIONS INC.,
                  a Delaware corporation,

                  ITT SHERATON RESERVATIONS CORPORATION,
                  a Delaware corporation,

                  MANHATTAN SHERATON CORPORATION,
                  a New York corporation,

                  SAN DIEGO SHERATON CORPORATION,
                  a Delaware corporation,

                  SAN FERNANDO SHERATON CORPORATION,
                  a Delaware corporation,

                  SHERATON ARIZONA CORPORATION,
                  a Delaware corporation,

                  SHERATON 45 PARK CORPORATION,
                  a Delaware corporation,

                  SHERATON ASIA-PACIFIC CORPORATION,
                  a Delaware corporation,

                  SHERATON BLACKSTONE CORPORATION,
                  a Delaware corporation,

                  SHERATON BOSTON CORPORATION
                  a Massachusetts corporation,

                  SHERATON CALIFORNIA CORPORATION,
                  a Delaware corporation,

                  SHERATON CAMELBACK CORPORATION,
                  a Delaware corporation,

                  SHERATON FLORIDA CORPORATION,
                  a Delaware corporation,

                  SHERATON HARBOR ISLAND CORPORATION,
                  a Delaware corporation,

                  SHERATON HARTFORD CORPORATION,
                  a Connecticut corporation,

                  SHERATON HAWAII HOTELS CORPORATION,
                  a Hawaii corporation,

                  SHERATON INTERNATIONAL, INC.,
                  a Delaware corporation,

                  SHERATON INTER-AMERICAS, LTD.,
                  a Delaware corporation,

                  SHERATON INTERNATIONAL DE MEXICO, INC.,
                  a Delaware corporation,

                  SHERATON MANAGEMENT CORPORATION,
                  a Delaware corporation,

                  SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

                  SHERATON WARSAW CORPORATION,
                  a Delaware corporation,

                  SHERATON MARKETING CORPORATION,
                  a Delaware corporation,

                  SHERATON MIAMI CORPORATION,
                  a Delaware corporation,

                  SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,

                  SHERATON NEW YORK CORPORATION,
                  a New York corporation,

                  SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION, a Delaware corporation,

                  SHERATON PEACHTREE CORPORATION,
                  a Delaware corporation,

                  SHERATON PHOENICIAN CORPORATION,
                  a Delaware corporation,

                  SHERATON SAVANNAH CORPORATION,
                  a Delaware corporation,

                  SHERATON SERVICES CORPORATION,
                  a Delaware corporation,

                  SOUTH CAROLINA SHERATON CORPORATION,
                  a Delaware corporation,

                  ST. REGIS SHERATON CORPORATION,
                  a New York corporation,

                  WORLDWIDE FRANCHISE SYSTEMS, INC.,
                  a Delaware corporation,

                  SHERATON VERMONT CORPORATION,
                  a Vermont corporation,

                  By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                      Title:  Senior Vice President Finance and Treasurer

                  HUDSON SHERATON CORPORATION LLC,
                  a Delaware limited liability company

                  By:   ITT SHERATON CORPORATION
                        a Delaware corporation, its managing member

                        By: /s/ Mark D. Rozells
                            --------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

                  W&S DENVER CORP.,
                  a Delaware corporation,

                  W&S REALTY CORPORATION OF DELAWARE,
                  a Delaware corporation,

                  BENJAMIN FRANKLIN HOTEL, INC.,
                  a Washington corporation,

                  LAUDERDALE HOTEL COMPANY,
                  a Delaware corporation,

                  WESTIN BAY HOTEL COMPANY,
                  a Delaware corporation,

                  CINCINNATI PLAZA COMPANY,
                  a Delaware corporation,

                  SOUTH COAST WESTIN HOTEL COMPANY,
                  a Delaware corporation,

                  TOWNHOUSE MANAGEMENT INC.,
                  a Delaware corporation,

                  WVC RANCHO MIRAGE, INC.,
                  a Delaware corporation,

                  WESTIN ASSET MANAGEMENT COMPANY,
                  a Delaware corporation,

                  WESTIN HOTEL COMPANY,
                  a Delaware corporation,

                  W&S ATLANTA CORP.,
                  a Delaware corporation,

                  By: /s/ Mark D. Rozells
                      ---------------------------------------------------
                      Title:  Senior Vice President Finance and Treasurer

                  WESTIN SEATTLE HOTEL COMPANY,
                  a Washington general partnership,

                  By:   Benjamin Franklin Hotel, Inc.,
                        its general partner

                        By: /s/ Mark D. Rozells
                            ---------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

                  By:   W&S Realty Corporation of Delaware,
                        its general partner

                        By: /s/ Mark D. Rozells
                            ---------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

                  WESTIN PREMIER, INC.,
                  a Delaware corporation,

                  WESTIN VACATION MANAGEMENT CORPORATION,
                  a Delaware corporation,

                  WESTIN VACATION EXCHANGE COMPANY,
                  a Delaware corporation,

                  By:   Starwood Hotels & Resorts Worldwide, Inc.,
                        a Maryland corporation, the sole stockholder of each of the above listed entities

                        By: /s/ Mark D. Rozells
                            ---------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

                  W&S LAUDERDALE CORP.,
                  a Delaware corporation,

                  W&S SEATTLE CORP.,
                  a Delaware corporation,

                  By:      SLT Realty Limited Partnership,
                           a Delaware limited partnership, the sole stockholder of each of the above listed entities

                           By:      Starwood Hotels & Resorts
                                    a Maryland real estate investment trust,
                                    its general partner

                                    By: /s/ Mark D. Rozells
                                        ----------------------------------------
                                        Title:  Vice President and Treasurer

                  BANKERS TRUST COMPANY,
                  Individually and as Administrative Agent and as Paying Agent


                  By: /s/ Laura S. Burwick
                      ----------------------------------------
                      Title:   Principal

                  THE CHASE MANHATTAN BANK,
                  Individually and as Administrative Agent


                  By: /s/ Alan Breindel
                      ----------------------------------------
                      Title: Managing Director

                  LEHMAN COMMERCIAL PAPER, INC.,
                  Individually and as Syndication Agent


                  By: /s/ William J. Gallagher
                      ----------------------------------------
                      Title:  Authorized Signatory

                  BANK OF MONTREAL, CHICAGO BRANCH,
                  Individually and as Syndication Agent


                  By: /s/ Heather L. Turf
                      ----------------------------------------
                      Title:  Director

                  ARAB BANKING CORPORATION (B.S.C.)


                  By: /s/ Louise Bilbro
                      ----------------------------------------
                      Title: Vice President

                  BANCA POPOLARE DI MILANO


                  By: /s/ Fulvio Montanari
                      ----------------------------------------
                      Title: First Vice President


                  By: /s/ Patrick F. Dillon
                      ----------------------------------------
                      Title: Vice President/Chief Credit Officer

                  BANKBOSTON, N.A.

                  By: /s/ Kathleen M. Ahern
                      ----------------------------------------
                      Title: Vice President

                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  BANK LEUMI USA


                  By: /s/ Gloria Bucher
                      -------------------------------------------------
                      Title: Managing Director and First Vice President

                  THE BANK OF TOKYO-MITSUBISHI, LIMITED,
                           NEW YORK BRANCH


                  By: /s/ N. Saffra
                      ----------------------------------------
                      Title:  Vice President

                  BANK OF HAWAII

                  By: /s/ Donna R. Parker
                      ----------------------------------------
                      Title:  Vice President

                  BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                           GROUP, NEW YORK BRANCH


                  By: /s/ B.W. Henry
                      ----------------------------------------
                      Title:  Vice President

                  PARIBAS

                  By: /s/ John W. Kopcha
                      ----------------------------------------
                      Title:  Director

                  By: /s/ Marc A. Preiser
                      ----------------------------------------
                      Title:  Vice President

                  BANQUE WORMS CAPITAL CORP.

                  By: /s/ P. Fleming                /F. Garnet
                      ----------------------------------------
                      Title: VP& General Counsel/Senior VP

                  BEAR STEARNS INVESTMENT PRODUCTS INC.


                  By: /s/ Gregory Hanley
                      ----------------------------------------
                      Title: Vice President

                  BARCLAYS BANK PLC


                  By: /s/ John Giannone
                      ----------------------------------------
                      Title:  Director

                  CHANG HWA COMMERCIAL BANK, LTD., NEW
                           YORK BRANCH


                  By: /s/ Wan-Tu Yeh
                      ----------------------------------------
                      Title: VP & General Manager

                  CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

                  By: /s/ Kuang-Si Shiu
                      ----------------------------------------------
                      Title: Senior Vice President & General Manager

                  CIBC INC.


                  By: /s/ Dean J. Decker
                      -------------------------------------------
                      Title:   Executive Director
                               CIBC World Markets Corp., AS AGENT

                  COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                           EUROPEENNE


                  By: /s/ Marcus Edward
                      ----------------------------------------
                      Title:  Vice President


                  By: /s/ Sean Mounier
                      ----------------------------------------
                      Title:  First Vice President

                  CREDIT LYONNAIS NEW YORK BRANCH


                  By: /s/ Mary P. Daly
                      ----------------------------------------
                      Title: Vice President

                  CREDIT SUISSE FIRST BOSTON


                  By: /s/ Chris T. Horgan      / Kristin Lepri
                      ----------------------------------------
                      Title: Vice President    /Associate

                  CREDITO ITALIANO


                  By: /s/ Gianfranco BBisagni
                      ----------------------------------------
                      Title: First Vice President


                  By: /s/ Charles Michael
                      ----------------------------------------
                      Title: Vice President

                  DEUTSCHE BANK AG NEW YORK AND/OR
                           CAYMAN ISLANDS BRANCH


                  By: /s/ Hans-Josef Thiele
                      ----------------------------------------
                      Title: Director


                  By: /s/ Stephan A. Wiedmann
                      ----------------------------------------
                      Title: Director

                  DOMINION BANK


                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  ERSTE BANK DER OESTERREICHISCHEN
                           SPARKASSEN AG


                  By: /s/ Paul Judicke       /David Maheim
                      ------------------------------------------------
                      Title: Vice President  /Assistant Vice President
                             Erste Bank New York Branch

                  FIRST COMMERCIAL BANK


                  By: /s/ Bruce Ju
                      ----------------------------------------
                      Title: Deputy General Manager


                  THE INDUSTRIAL BANK OF JAPAN, LIMITED NEW
                           YORK BRANCH


                  By: /s/ William Kennedy
                      ----------------------------------------
                      Title: Senior Vice President


                  KZH CNC LLC


                  By: /s/ Peter Chin
                      ----------------------------------------
                      Title: Authorized Agent


                  LAND BANK OF TAIWAN, LOS ANGELES BRANCH


                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  THE LONG TERM CREDIT BANK
                           OF JAPAN, LTD.

                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  MITSUBISHI TRUST & BANKING CORPORATION

                  By: /s/ Toshihiro Hayashi
                      ----------------------------------------
                      Title: Senior Vice President

                  ML KZH STERLING LLC

                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  NATIONSBANK, N.A.


                  By: /s/ Ansel McDowell
                      ----------------------------------------
                      Title: Vice President

                  THE ROYAL BANK OF SCOTLAND, PLC


                  By:
                      ----------------------------------------
                      Name:
                      Title:


                  SOCIETE GENERALE, SOUTHWEST AGENCY

                  By: /s/ Thomas K. Day
                      ----------------------------------------
                      Title: Director

                  SOUTHERN PACIFIC BANK

                  By: /s/ Sean R. Walker
                      ----------------------------------------
                      Title: Vice President

                  THE SUMITOMO BANK, LIMITED, NEW YORK
                           BRANCH


                  By: /s/ Suresh S. Tata
                      ----------------------------------------
                      Title: Senior Vice President

                  MC CLO XIX STERLING (Cayman) Ltd.
                  Sterling Asset Manager, L.L.C.,
                  as its Investment Advisor


                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  WACHOVIA BANK, N.A.


                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  WESTDEUTSCHE LANDESBANK GIROZENTRALE


                  By: /s/ Andrew B. Stein
                      ----------------------------------------
                      Title: Managing Director


                  By: /s/ Mark H. Lanspa
                      ----------------------------------------
                      Title: Director

                  VAN KAMPEN
                  PRIME RATE INCOME TRUST

                  By: /s/ Jeffrey W. Maillet
                      ----------------------------------------
                      Title: Sr. Vice Pres. & Director

                  VAN KAMPEN SENION FLOATING RATE FUND

                  By: /s/ Jeffrey W. Maillet
                      ----------------------------------------
                      Title: Sr. Vice Pres. & Director

                  VAN KAMPEN CLO I, LIMITED

                  By:      VAN KAMPEN MANAGEMENT INC.,
                           as Collateral Manager


                           By: /s/ Jeffrey W. Maillet
                               ----------------------------------------
                               Title: Sr. Vice Pres. & Director

                  VAN KAMPEN
                  SENIOR INCOME TRUST

                  By: /s/ Jeffrey W. Maillet
                      ----------------------------------------
                      Title: Sr. Vice Pres. & Director

                  MELLON BANK, N.A., solely in its capacity as Trustee for the GENERAL MOTORS CASH MANAGEMENT MASTER TRUST, (as directed by Shenkman Capital Management, Inc.), and not in its individual capacity

                  By:
                      ----------------------------------------
                      Name:
                      Title:

                  SENIOR DEBT PORTFOLIO

                  By:      Boston Management and Research,
                           as Investment Advisor

                           By:
                               ----------------------------------------
                               Name:
                               Title:

                  OXFORD STRATEGIC INCOME FUND

                  By:      EATON VANCE MANAGEMENT,
                           as Investment Advisor


                           By:
                               ----------------------------------------
                               Name:
                               Title:

                  INDOSUEZ CAPITAL FUNDING III, LIMITED
                  By:  Indosuez Capital as Portfolio Advisor

                       By: /s/ Dan H. Smith
                           ----------------------------------------
                           Title: First Vice President

                  EATON VANCE SENIOR INCOME TRUST

                  By:  EATON VANCE MANAGEMENT,
                       as Investment Advisor

                       By:
                           ----------------------------------------
                           Name:
                           Title:

                  ISTITUTO BANCARIO SAN PAOLO DI TORINO ISTITUTO MOBILIARE ITALIANO S.P.A.

                  By: /s/ Robert Wurster          / Carlo Persico
                      ---------------------------------------------------
                      Title: First Vice President / Deputy General Manager

                  FIRST SECURITY BANK, N.A.

                  By: /s/ David P. Williams
                      ----------------------------------------
                      Title: Vice President

                  FLEET BANK, N.A.

                  By: /s/ John T. Harrison
                      ----------------------------------------
                      Title: Senior Vice President

                  GENERAL ELECTRIC CAPITAL CORPORATION

                  By: /s/ William E. Magee
                      ----------------------------------------
                      Title: Duly Authorized Signatory

                  GOLDMAN SACHS CREDIT PARTNERS L.P.

                  By: /s/ John Wilson
                      ----------------------------------------
                      Title: Authorized Signatory

                  GULF INTERNATIONAL BANK B.S.C.

                  By: /s/ Mireille Khalidi  /Abdel-Pattsh Tahoun
                      ------------------------------------------
                      Title: AVP            / SVP

                  HUA NAN COMMERCIAL BANK, LTD. NEW YORK
                     AGENCY

                  By: /s/ Jeffrey C.P. Lee
                      ----------------------------------------
                      Name:
                      Title: